INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of March 14, 2007, is by and between SiriCOMM, Inc., a Delaware corporation ("Assignor"), and Sunflower Capital, LLC, a Missouri limited liability company ("Assignee").

         WHEREAS, Assignee has agreed to make a loan (the "Loan") to Assignor, pursuant to that certain Loan Agreement, dated as of the date hereof, by and between Assignor and Assignee (the "Loan Agreement"); and

         WHEREAS, in order to induce Assignee to enter into the Loan Agreement and to make the Loan, Assignor agreed to grant a continuing Lien in the Collateral (as defined below) to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. All capitalized terms used but not defined herein (including the recitals hereto) have the meanings ascribed to them in the Loan Agreement. All other terms, unless the context otherwise requires, have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

         2. Assignment, Patent Mortgage and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities of every kind and character owed to Assignee arising out of the Loan Documents (the "Obligations"), Assignor hereby grants a security interest and mortgage to Assignee, as security, in Assignor's entire right, title and interest in, to and under the following (the "Collateral"):

                  (a) any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit "A" attached hereto (collectively, the "Copyrights");

                  (b) any and all trade secrets, proprietary information, customer lists, manufacturing techniques, formulas, know-how, product formulations, and any and all intellectual property rights in computer software and computer software products, now or hereafter existing, created, acquired or held;

                  (c) any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

                  (d) all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, now or hereafter existing, created, acquired or held, including without limitation the patents and patent applications set forth on Exhibit "B" attached hereto (collectively, the "Patents");

                  (e) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, all trade names, trade styles, designs, and the like, and all elements of package or trade dress of goods, now or hereafter existing, created, acquired or held, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit "C" attached hereto (collectively, the "Trademarks");

                  (f) any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (g) all licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use;

                  (h) all amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (i) all proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         3. Authorization and Request. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement. Assignor hereby authorizes Assignee to file with the appropriate filing office, now or hereafter from time to time, financing statements, continuation statements, and amendments thereto, naming Assignor as debtor covering all assets of Assignor, including but not limited to any specific listing, identification, or type of all or any portion of assets of Assignor. Assignor acknowledges and agrees by evidence of its signature below, this authorization is sufficient to satisfy the requirements of Revised Article 9 of the Uniform Commercial Code, July 1, 2001 revisions.

         4. Covenants and Warranties. Assignor represents, warrants, covenants and agrees as follows:

                  (a) Assignor is the sole and lawful owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business and except for Permitted Encumbrances.

                  (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Assignor is a party or by which Assignor is bound.

                  (c) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for licenses granted by Assignor in the ordinary course of business and for Permitted Encumbrances.

                  (d) Each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party.

                  (e) Assignor shall promptly advise Assignee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of Assignor in or to any Trademark, Patent or Copyright not specified in this Agreement,

                  (f) Assignor shall at its expense (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld,

                  (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral, at Assignor's sole expense,

                  (h) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the Obligations owed to Assignee upon making the filings referred to in clause (i) below.

                  (i) Except for, and upon, the filing with the Delaware Secretary of State or other appropriate authority of appropriate UCC-1 financing statements, and the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder, and, except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Assignor or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies hereunder.

                  (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

                  (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent. Assignor shall not permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way impair or prevent the creation of a security interest in Assignor's rights and interests in any property included within the definition of the Collateral acquired under such contracts.

                  (l) Upon any officer of Assignor obtaining knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any of the Collateral, the ability of Assignor or Assignee to dispose of any of the Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         5. Assignee's Rights. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Agreement to take but which Assignor fails to take. Assignor shall reimburse and indemnify Assignee for all costs and expenses incurred in the reasonable exercise of its rights under this Section 5.

         6. Inspection Rights. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable notice to Assignor, any of Assignor's and its subcontractors' plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold under any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested.

         7. Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses disclosed to and/or approved by assignee, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the United States Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                  (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, to take any action and to execute any instrument which Assignee may deem necessary or advisable to perfect or to give public notice of the security interest in the Collateral granted hereunder or, during the continuance of an Event of Default, to exercise rights and remedies with respect to the Collateral, including:

                           (i) to modify, in its sole discretion, this Agreement
                  without first obtaining Assignor's approval of or signature to such modification by amending Exhibit "A", Exhibit "B" and Exhibit "C" hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest;

                           (ii) to file, in its sole discretion, one or more
                  financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law; and

                           (iii) upon an Event of Default, to execute and file
                  any documents and to take any actions deemed necessary or appropriate by Assignee to cause the Collateral to be assigned or transferred to Assignee or any purchaser of the Collateral at a foreclosure sale, and to cause title to any of the Collateral to be registered in the name of Assignee or any purchaser of the Collateral at a foreclosure sale.

         8. Remedies. Upon the occurrence of an Event of Default, Assignee shall have the right (a) to declare all Obligations owed to Assignee immediately due and payable, (b) to exercise any rights and remedies Assignee may have under this Agreement or any other Loan Document, or applicable law, and (c) to exercise all the remedies of a secured party under the applicable Uniform Commercial Code, as amended or in effect from time to time, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including attorneys' fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.
         9. Indemnity. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Agreement or otherwise (including without limitation attorneys fees and expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

         10. Termination. At such time as Assignor shall completely satisfy all of the Obligations secured hereby, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to terminate Assignee's security interest in the Collateral hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Amendments. This Agreement may be amended only by a written instrument signed by Assignor and Assignee.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         14. Governing Law and Jurisdiction. To the extent not governed by Federal law, this Agreement shall be governed by the laws of the State of Missouri, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court in the State of Missouri.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                         SIRICOMM, INC.



                         By:  /s/ Mark L. Grannell
                             -------------------------------------------------
                             Mark L. Grannell, President



                         SUNFLOWER CAPITAL, LLC



                         By: /s/ William P. Moore, III
                             --------------------------------------------
                             William P. Moore, III, not individually, but in his capacity as Trustee of the William P. Moore III Revocable Trust Dated October 9, 2001, Member


STATE OF                                 )
                                         )       SS.
COUNTY OF                                )

         On this ____ day of March, 2007, before me appeared _________________________, to me personally known, who being by me duly sworn did say that he/she is the ________________________________ of SiriCOMM, Inc., a
Delaware corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he/she acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                                      --------------------------
                                                      Notary Public
My Commission Expires:
--------------------------

                                   EXHIBIT "A"
                                   COPYRIGHTS

                                   EXHIBIT "B"
                                     PATENTS

                                   EXHIBIT "C"
                                   TRADEMARKS